                                                              EXHIBIT 10.13









            FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT


    This FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (the "First Amendment") is made as of this 12th day of January, 1995 by and among MEDITRUST, a Massachusetts business trust, with its chief executive office located at 197 First Avenue, Needham, Massachusetts 02194 ("Meditrust"), the corporations, partnerships and other entities listed on the signature pages hereto and such other corporations, partnerships and entities that may become parties to this Agreement from time to time in accordance with the provisions hereof (Meditrust and such corporations, partnerships and entities being referred to individually and collectively as the "Company"); the lending institutions listed on the signature pages hereto and such other lending institutions that may become parties to this Agreement from time to time in accordance with the provisions hereof (such lending institutions being referred to individually as a "Bank" and collectively as the "Banks"); FLEET BANK, NATIONAL ASSOCIATION, a national banking association, with its head office located at One Constitution Plaza, Hartford, Connecticut 06115-1600 ("Fleet") and FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association, with its head office located at One First Union Center, Charlotte, North Carolina 28288-0735 ("FUB") as agents for the Banks (in such capacity, individually the "Agent" and collectively, the "Agents").

                         W I T N E S S E T H:

    WHEREAS, the Company, the Banks and the Agents entered into a certain Revolving Credit Agreement as of the 31st day of May, 1994 (the
"Agreement") whereby the Banks agreed to make loans and advances and otherwise extend credit to the Company; and

    WHEREAS, the Company, the Banks and the Agents desire to amend the Agreement in certain respects; and

    WHEREAS, Section 12.10. of the Agreement provides that no modification or amendment of the Agreement shall be effective unless the same shall be in writing and signed by the parties thereto;

    NOW, THEREFORE, in consideration of one dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Banks and the Agents agree as follows:

    1.   Amendment of Agreement.  The Company, the Banks and the
Agents hereby agree to amend the Agreement as follows:

    a. Section 1.21. of the Agreement, entitled "Combined Commitment Amount," is hereby repealed in its entirety and the following is inserted in lieu thereof as a new Section 1.21., also entitled "Combined Commitment Amount":

    Section 1.21. "Combined Commitment Amount" means an amount equal to the sum of all Commitments as in effect from time to time in accordance with the provisions hereof, but in no event greater than ONE HUNDRED FIFTY-FIVE MILLION AND NO/100 DOLLARS ($155,000,000.00).

    b. Exhibit B to the Agreement, representing the form of the Revolving Credit Note, is hereby deleted in its entirety and Exhibit B attached hereto is hereby substituted in lieu thereof.

    c. Schedule 1.22. to the Agreement, entitled COMMITMENTS AND COMMITMENT PERCENTAGES, is hereby deleted in its entirety and Schedule
1.22. attached hereto is hereby substituted in lieu thereof.

    2. Effect of Amendment. The Company, the Banks and the Agents hereby agree and acknowledge that except as provided in this First Amendment, the Agreement, the Notes and the Other Documents remain in full force and effect and have not been modified or amended in any respect, it being the intention of the Company, the Banks and the Agents that this First Amendment and the Agreement be read, construed and interpreted as one and the same instrument.

    3. Capitalized Terms. All capitalized terms not otherwise defined in this First Amendment shall have the meanings ascribed to such terms in the Agreement.

    IN WITNESS WHEREOF, the Company, the Agents and the Banks have executed this Agreement as of the date first set forth above.

                                     THE COMPANY:

                                     MEDITRUST



                                     By:_____________________________
                                     Name:
                                     Its:


                                     MEDITRUST OF FLORIDA, INC.
                                     (f/k/a Mediplex of Queens, Inc.)
                                     MEDITRUST OF ALABAMA, INC.
                                     MEDITRUST OF ARKANSAS, INC.
                                     MEDITRUST OF KANSAS, INC.
                                     MEDITRUST OF LOUISIANA, INC.
                                     MEDITRUST AT ALPINE, INC.
                                     MEDITRUST OF HOUSTON, INC.
                                     MEDITRUST AT MOUNTAINVIEW, INC.

                                     MEDITRUST OF BATON ROUGE, INC.
                                     MEDITRUST OF TEXAS, INC.
                                     MEDITRUST OF CALIFORNIA, INC.
                                     MEDITRUST OF COLORADO, INC.
                                     MEDITRUST OF MICHIGAN, INC.
                                     MEDITRUST OF MISSOURI, INC.
                                     MEDITRUST OF WYOMING, INC.
                                     MEDITRUST OF WASHINGTON, INC.
                                     MEDITRUST MORTGAGE INVESTMENTS, INC.

                                     MEDITRUST OF LOS ANGELES, INC.
                                     MEDITRUST OF OHIO, INC.
                                     MEDITRUST OF BAKERSFIELD,
                                     CALIFORNIA, INC.
                                     MEDITRUST OF ARLINGTON, TEXAS, INC.

                                     MEDITRUST ACQUISITION CORPORATION

                                     MARIN HEALTH CARE ASSOCIATES
                                     LIMITED PARTNERSHIP
                                     By: Meditrust of California,
                                     Inc., General Partner

                                     MEDITRUST OF DESOTO LIMITED
                                     PARTNERSHIP
                                     By Meditrust of Texas, Inc.,
                                     General Partner


                                     PLAZA MEDICAL NURSING FACILITY
                                     By Meditrust, General Partner

                                     MEDITRUST OF ARIZONA, INC.
                                     MEDITRUST MANAGEMENT CORP.
                                     MEDITRUST OF CONNECTICUT, INC.
                                     MEDITRUST OF SAN ANTONIO , INC.
                                     MEDITRUST OF MARYLAND, INC.
                                     MEDITRUST TRI-STATES, INC.
                                     MEDITRUST OF KENTUCKY, INC.
                                     MEDITRUST DEPOSITORY CORPORATION
                                     (f/k/a Meditrust Holding VI, Inc.)

                                     MEDITRUST HOLDING VII, INC.
                                     MEDITRUST OF MASSACHUSETTS, INC.
                                     MEDITRUST FINANCE CORPORATION
                                     MEDITRUST OF COLLEGE STATION, INC.

                                     MEDITRUST OF NEW YORK, INC.
                                     PACIFIC FINANCE CORPORATION
                                     MEDITRUST FINANCIAL SERVICES
                                     CORPORATION
                                     MEDITRUST OF NEW HAMPSHIRE, INC.
                                     MEDITRUST OF LYNN, INC.

                                     MEDITRUST OF BENTON, INC.
                                     NEW ENGLAND FINANCE CORPORATION
                                     (as to all of the foregoing)


                                     By:____________________________
                                     Name:
                                     Its:

                                     THE BANKS:

                                     FLEET BANK, NATIONAL ASSOCIATION



                                     By:______________________________
                                     Name:
                                     Its:

                                     FIRST UNION NATIONAL BANK OF
                                     NORTH CAROLINA



                                     By:______________________________
                                     Name:
                                     Its:


                                     THE BANK OF CALIFORNIA, N.A.



                                     By:______________________________
                                     Name:
                                     Its:


                                     THE BANK OF TOKYO TRUST COMPANY



                                     By:______________________________
                                     Name:
                                     Its:


                                     SHAWMUT BANK CONNECTICUT, N.A.



                                     By:______________________________
                                     Name:
                                     Its:

                                     NATIONAL WESTMINSTER BANK USA



                                     By:______________________________
                                     Name:
                                     Its:


                                     THE RIGGS NATIONAL BANK OF
                                     WASHINGTON, D.C.



                                     By:______________________________
                                     Name:
                                     Its:


                                     THE BANK OF NEW YORK



                                     By:______________________________
                                     Name:
                                     Its:



                                     THE AGENTS:

                                     FLEET BANK, NATIONAL ASSOCIATION



                                     By:______________________________
                                     Name:
                                     Its:


                                     FIRST UNION NATIONAL BANK OF
                                     NORTH CAROLINA


                                     By:______________________________
                                     Name:
                                     Its:

                              EXHIBIT B

                    FORM OF REVOLVING CREDIT NOTE

                                 SCHEDULE 1.22.

                     COMMITMENT AND COMMITMENT PERCENTAGES

                                Commitment Amount     Commitment Percentages
     Fleet Bank,
        National Association      $25,000,000.00           16.1290322

     First Union National
        Bank of North Carolina    $25,000,000.00           16.1290322

     The Bank of California,
         N.A.                     $20,000,000.00           12.9032258

     The Bank of Tokyo
         Trust Company            $15,000,000.00            9.6774193

     Shawmut Bank Connecticut
         N.A.                     $25,000,000.00           16.1290322

     National Westminster Bank
         USA                      $25,000,000.00           16.1290322

     The Riggs National Bank
         of Washington, D.C.      $10,000,000.00            6.4516129

     The Bank of New York         $10,000,000.00            6.4516129